Exhibit 10.2

14ner Oncology, Inc.

2019 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2019 Stock Incentive Plan (the “Plan”) of 14ner Oncology, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” includes the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and other business ventures (including, without limitation, any joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, and individual consultants and advisors (each a “Service Provider”) are eligible to receive options, restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant.”

3.	Administration and Delegation

(a)          Administration by Board of Directors. The Plan shall be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)          Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.	Stock Available for Awards.

(a)          Subject to adjustment under Section 8, Awards may be made under the Plan for up to 8,333,333 shares of the common stock of the Company, par value of $0.0001 per share (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations, as amended (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made unless the Plan complies with all conditions of Rule 701 of the Securities Act of 1933, as amended.

(b)          Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a)          General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option, or portion of an Option, which is not intended to be or fails to qualify as an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b)          Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. A Participant who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company shall not be eligible for the grant of an Incentive Stock Option unless (i) the exercise price is at least 110% of the Fair Market Value (as defined below) on the date the Option is granted and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date the Option is granted. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 9(g), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c)          Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted unless the Board specifically determines that the exercise price is intended to be less than such Fair Market Value, in which case the option agreement shall contain provisions complying with Section 409A of the Code; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. The term “Fair Market Value” shall mean, as of a given date: (i) if the Common Stock is listed on a national securities exchange, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date; (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; or (iii) if the Common Stock is not listed on a national securities exchange or traded in the over-the-counter market, such price as shall be determined by (or in a manner approved by) the Board in good faith and in compliance with applicable provisions of the Code and the regulations issued thereunder.

(d)          Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e)          Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares of Common Stock for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f)           Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)         in cash or by check, payable to the order of the Company;

(2)         except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)         when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)         to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5)         by any combination of the above permitted forms of payment.

6.	Restricted Stock; Restricted Stock Units

(a)           General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)           Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c)           Additional Provisions Relating to Restricted Stock.

(1)         Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to stockholders of that class of stock.

(2)         Stock Certificates. The Company may require that any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and be deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, upon request of a Participant or as otherwise determined by the Company, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s then living spouse, or, if none, the Participant’s estate.

7.	Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation stock appreciation rights and Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

8.	Adjustments for Changes in Common Stock and Certain Other Events

(a)           Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share of each outstanding Option, (iii) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)           Change in Control

(1)          Definition. Unless otherwise specifically provided in an Award agreement, a “Change in Control” shall be deemed to have occurred upon the first to occur of:

(i)          any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becoming a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing either (A) more than a majority of the voting power of the then outstanding securities of the Company, or (B) more than a majority of the aggregate fair market value of the then outstanding securities of the Company; provided, however, that a Change in Control shall not be deemed to occur as a result of (x) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than majority of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (y) a transaction in which the person acquires newly issued securities of the Company in exchange for an investment in the Company; or

(ii)         the consummation of either: (A) a merger, share exchange, consolidation or reorganization of the Company where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger, share exchange, consolidation or reorganization, shares entitling such stockholders to either (x) more than a majority of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or (y) more than a majority of the aggregate fair market value of then outstanding securities of the Company; or (B) a sale or other disposition of all or substantially all of the assets of the Company.

(2)          Consequences of a Change in Control on Awards Other than Restricted Stock Awards. In connection with a Change in Control, the Board may take any one or more of the following actions as to all (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) in compliance with the applicable provisions of the Code, including Code Sections 409A, 422 and 424, (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Change in Control unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Change in Control, (iv) in the event of a Change in Control under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Change in Control (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) less (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 8(b), the Board shall not be obligated by the Plan to treat all Awards, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Change in Control, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Change in Control, the consideration (whether cash, securities or other property) received as a result of the Change in Control by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Change in Control is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) with equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Change in Control.

(3)          Consequences of a Change in Control on Restricted Stock Awards. Upon the occurrence of a Change in Control other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Change in Control involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

9.	General Provisions Applicable to Awards

(a)          Transferability of Awards. Except as the Board may otherwise expressly determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)          Documentation. Unless otherwise expressly determined by the Board, each Incentive Stock Option shall be evidenced by a Notice of Incentive Stock Option and Incentive Stock Option Agreement substantially in the form attached as Exhibit A, each Nonstatutory Stock Option shall be evidenced by a Notice of Nonstatutory Stock Option and Nonstatutory Stock Option Agreement substantially in the form attached as Exhibit B, and each Restricted Stock Award shall be evidenced by a Summary of Restricted Stock Purchase and Restricted Stock Purchase Agreement substantially in the form attached as Exhibit C. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)          Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)          Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)          Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)           Amendment of Award.

(1)       The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(2)       The Board may, without stockholder approval, amend any outstanding Award granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Award provided that such amended exercise price is at least equal to the then-current Fair Market Value. The Board may also, without stockholder approval, cancel any outstanding award (whether or not granted under the Plan) and grant in substitution new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award.

(g)          Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules, regulations or contracts of the Company.

(h)          Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.	Miscellaneous

(a)           No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)           No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend or otherwise and the exercise price of and the number of shares subject to such Option are adjusted as of the effective date of the stock dividend or split (rather than as of the record date for such stock dividend or split), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend or split shall be entitled to receive, on the distribution date, the stock dividend or split with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend or split.

(c)           Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)           Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that if at any time the approval of the Company’s stockholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 10(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

(e)           Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)            Non-Plan Equity-Based Awards. Nothing in this Plan is intended to, or shall, impair or affect the Board’s ability to make non-Plan equity-based awards.

(g)           Compliance with Code Section 409A. It is intended that all Awards granted hereunder be either exempt from, or issued in compliance with, Code Section 409A. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Code Section 409A is not so exempt or compliant, or for any action taken by the Board.

(h)           Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and construed in accordance with the laws of Delaware.

* * * * * * * *

14ner Oncology, Inc.

2019 STOCK INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

Pursuant to Section 10(e) of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code, as amended:

Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:

1.	Additional Limitations on Awards.

(a)          Generally. The terms of all Awards granted to a California Participant under Sections 5, 6 or 7 of the Plan shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Regulations.

(b)          Maximum Duration of Options. No Options granted to California Participants shall have a term in excess of 10 years measured from the Option grant date.

(c)          Minimum Exercise Period Following Termination. Unless a California Participant’s employment is terminated for cause (as defined by applicable law, the terms of any contract of employment between the Company and such Participant, or in the instrument evidencing the grant of such Participant’s Option), in the event of termination of employment of such Participant, such Participant shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, until the earlier of the Option expiration date or: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code).

2.            Additional Requirement to Provide Information to California Participants. Unless the Plan or agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended (“Rule 701”), the Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information or when the Plan or agreement complies with all conditions of Rule 701.

3.            Additional Limitations on Timing of Awards. No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the holders of at least a majority of the Company’s outstanding voting securities by the later of (i) within 12 months before or after the date the Plan was adopted by the Board or the agreement entered into; and (ii) prior to or within 12 months of the granting of any option or issuance of any security under the Plan or agreement to a California Participant.

4.            Additional Restriction Regarding Recapitalizations, Stock Splits, Etc. For purposes of Section 8 of the Plan, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company's securities, the number of securities allocated to each California Participant must be adjusted proportionately and without the receipt by the Company of any consideration from any California Participant.

FIRST AMENDMENT TO THE

14NER ONCOLOGY, INC.

2019 STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT to the 14ner Oncology, Inc. 2019 Stock Incentive Plan (the “Plan”) is effective as of December 30, 2019.

WHEREAS, the Board of Directors (the “Board”) of 14ner Oncology, Inc., a Delaware corporation (the “Company”), has adopted, and the stockholders of the Company have approved, the Plan; and

WHEREAS, the Board of the Company has approved this amendment of the Plan in order to increase the number of shares of Common Stock of the Company issuable pursuant to awards granted under the Plan by 612,500 shares, from 8,333,333 to 8,945,833 shares, and the Board has recommended this amendment to the stockholders for approval.

NOW, THEREFORE, the Plan shall be amended as follows:

1.            The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“Subject to adjustment under Section 8, Awards may be made under the Plan for up to 8,945,833 shares of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock).”

2.            Except as amended herein, the terms and provisions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the 14ner Oncology, Inc., 2019 Stock Incentive Plan as of the date set forth above.

14NER ONCOLOGY, INC.

By:	/s/ Steven Elms
Steven Elms, CEO

SECOND AMENDMENT TO THE

14NER ONCOLOGY, INC.

2019 STOCK INCENTIVE PLAN

THIS SECOND AMENDMENT to the 14ner Oncology, Inc. 2019 Stock Incentive Plan (the “Plan”) is effective as of March 12, 2020.

WHEREAS, the Board of Directors (the “Board”) of 14ner Oncology, Inc., a Delaware corporation (the “Company”), has adopted, and the stockholders of the Company have approved, the Plan;

WHEREAS, on February 12, 2020, the Company changed its name from “14ner Oncology, Inc.” to “Elevation Oncology, Inc”; and

WHEREAS, the Board of the Company has approved this amendment of the Plan in order to change the references to the name of the Company from “14ner Oncology, Inc.” to “Elevation Oncology, Inc”.

NOW, THEREFORE, the Plan shall be amended as follows:

2.            The title of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“ELEVATION ONCOLOGY, INC.

2019 STOCK INCENTIVE PLAN”

2.            The first sentence of Section 1 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The purpose of this 2019 Stock Incentive Plan (the “Plan”) of Elevation Oncology, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.”

3.           The title of California Supplement to the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“ELEVATION ONCOLOGY, INC.

2019 STOCK INCENTIVE PLAN

CALIFORNIA SUPPLEMENT”

4.       Except as amended herein, the terms and provisions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the 14ner Oncology, Inc., 2019 Stock Incentive Plan as of the date set forth above.

ELEVATION ONCOLOGY, INC.

By:	/s/ Steven Elms
Steven Elms, CEO

THIRD AMENDMENT TO THE

ELEVATION ONCOLOGY, INC.

2019 STOCK INCENTIVE PLAN

THIS THIRD AMENDMENT to the Elevation Oncology, Inc. 2019 Stock Incentive Plan (the “Plan”) is effective as of November 10, 2020.

WHEREAS, the Board of Directors (the “Board”) of Elevation Oncology, Inc., a Delaware corporation (the “Company”), has adopted, and the stockholders of the Company have approved, the Plan;

WHEREAS, the Board of the Company has approved this amendment of the Plan in order to increase the number of shares of Common Stock of the Company issuable pursuant to awards granted under the Plan by 5,028,067 shares, from 8,945,833 shares to 13,973,900 and the Board has recommended this amendment to the stockholders for approval.

NOW, THEREFORE, the Plan shall be amended as follows:

3.            The first sentence of Section 4(a) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“Subject to adjustment under Section 8, Awards may be made under the Plan for up to 13,973,900 shares of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock).”

2.            Except as amended herein, the terms and provisions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Third Amendment to the Elevation Oncology, Inc., 2019 Stock Incentive Plan as of the date set forth above.

ELEVATION ONCOLOGY, INC.

By:	/s/ Steven Elms
Steven Elms, CEO

EXHIBIT A

Notice of Incentive Stock Option
and
Incentive Stock Option Agreement

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

NOTICE OF INCENTIVE STOCK OPTION

2019 STOCK INCENTIVE PLAN

Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”) grants to the undersigned (the “Participant”) the following incentive stock option to purchase shares (the “Shares”) of the common stock of the Company, par value of $0.0001 per share (the “Common Stock”), pursuant to the Company’s 2019 Stock Incentive Plan (the “Plan”):

Participant:	*[Participant Name]
Total Number of Shares:	*[Number of Shares]
Grant Date:	*[Grant Date]
Exercise Price per Share:	$*[Exercise Price]
Vesting Commencement Date:	*[Vesting Date]
Vesting Schedule:

*[Describe Vesting Schedule – for example: “25% of the Total Number of Shares shall vest and become exercisable on the 1 year anniversary of the Vesting Commencement Date and 1/48 of the Total Number of Shares shall vest and become exercisable on the corresponding day of each month thereafter, or on the last day of each month, to the extent each month thereafter does not have the corresponding day, until all of the Shares have vested on the fourth anniversary of the Vesting Commencement Date, subject to Participant continuing to be a Service Provider through each such date.”]

*[In addition, this Option may vest and become exercisable on an accelerated basis under Section 2 of the Incentive Stock Option Agreement.]

Final Exercise Date:	*[Expiration Date]. This Option may expire earlier pursuant to Section 3 of the Incentive Stock Option Agreement if the Participant’s relationship with the Company is terminated or pursuant to Section 8 of the Plan.

This incentive stock option is granted under and governed by the terms and conditions of the Plan and the Incentive Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this incentive stock option, acknowledges receipt of a copy of the Plan and the Incentive Stock Option Agreement, and agrees to the terms thereof.

*[PARTICIPANT NAME]:	ELEVATION ONCOLOGY, INC.:

By:
(Signature)
Name:

Address:	Title:

Date:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

INCENTIVE STOCK OPTION AGREEMENT

Granted under 2019 Stock Incentive Plan

1.	Grant of Option.

This Incentive Stock Option Agreement (the “Agreement”) evidences the grant by Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”), on the Grant Date to the Participant, an employee of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Incentive Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). If for any reason the Option, or any portion thereof, does not meet the requirements of Section 422 of the Code, then the Option, or any portion thereof, as necessary, shall be deemed a nonstatutory stock option granted under the Plan. Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2.	Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. [In addition, this Option may vest and become exercisable on an accelerated basis as follows:

*[Insert any applicable acceleration provisions, such as one of the following examples.]

*[If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company without Cause (as defined in Section 3(e) below), then, immediately upon the effective date of such termination, this Option shall become exercisable as to [partial acceleration: that portion of the Total Number of Shares that otherwise would have vested during the *[___] month period following the effective date of such termination, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.] OR [full acceleration: 100% of the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.]

[Single Trigger] *[Immediately prior to the effective date of a Change in Control, this Option shall vest and become exercisable as to [partial acceleration: that portion of the Total Number of Shares that otherwise would have vested during the *[___] month period following the effective date of such Change in Control, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.] OR [full acceleration: 100% of the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.]

[Double Trigger] *[If (a) upon the consummation of a Change in Control this Option is assumed, or a substantially equivalent award is substituted, by the acquiring or succeeding corporation (in accordance with Section 8(b)(2)(i) of the Plan) and (b) within *[12] months following such Change in Control the Participant’s status as a Service Provider is terminated by the acquiring or succeeding corporation without Cause (as defined in Section 3(e) below), then, immediately upon the effective date of such termination, this Option shall vest and become exercisable as to [partial acceleration: that portion of the Total Number of Shares that otherwise would have vested during the *[___] month period following the effective date of such termination, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.] OR [full acceleration: 100% of the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.]

3.	Exercise of Option.

(a)          Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b)          Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, a Service Provider to or of the Company or any subsidiary of the Company as defined in Section 424 (f) of the Code (an “Eligible Participant”).

(c)          Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d)          Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e)          Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an agreement with the Company that contains an applicable definition of “cause”, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform the Participant’s responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation or termination other than for Cause, that discharge for Cause was warranted.

4.	Restrictions on Transfer; Rights of First Refusal and Stockholder Agreements.

(a)          Bylaws. The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, all restrictions on transfer and rights of first refusal described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

(b)          Legend. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer and/or voting of the Company securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company, a copy of which is on file in, and may be examined at, the principal office of the Company”

(c)          Stockholder Agreements. The Participant acknowledges and agrees that the Company may condition the issuance of the Shares upon the Participant joining and becoming a party to such stockholder agreements, which may impose certain contractual rights and obligations on the Shares, as may be entered into from time to time by and among the Company and certain holders of the Company’s capital stock.

5.            Agreement in Connection with Public Offering. The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to 15 days if the Company issues or proposes to issue an earnings or other public release within 15 days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 5.

6.	Tax Matters.

(a)          Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

(b)          Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Participant shall immediately notify the Company in writing of such disposition and shall timely satisfy all resulting tax obligations and shall hold the Company harmless with respect to any such tax obligations.

(c)          Code Section 409A. The Exercise Price is intended to be the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional 20% tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

7.            Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

8.            Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

9             Entire Agreement; Governing Law. The Plan and the accompanying Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflict of law provisions.

10.         Amendment. Except as set forth in Section 6(c), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

11.         No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

*         *        *

Exhibit A

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

NOTICE OF INCENTIVE STOCK OPTION EXERCISE

2019 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded an incentive stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”), pursuant to the Company’s 2019 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:

Name:	Grant Date:

Address:	Exercise Price Per
	Share:	$____________________

Taxpayer	Total Shares Covered
ID #:	by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:	______________________

Aggregate Exercise Price:	$____________________

Form of Payment (check all that apply):	☐ Check for $_________ made payable to “Elevation Oncology, Inc.” ☐ Cash in the amount of $_________

Please register the Shares in my name as follows:
(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

 The Participant hereby represents and warrants to the Company that, as of the date hereof:

1.             I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.             I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.             I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.             I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.             I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

6.             I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

7.             I acknowledge that the Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Incentive Stock Option and related Incentive Stock Option Agreement.

8.             I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months or one year (depending on whether the Company is subject to the reporting obligations of the Securities Exchange Act of 1934, as amended) and even then will not be available unless applicable terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date:

EXHIBIT B

Notice of Nonstatutory Stock Option
and
Nonstatutory Stock Option Agreement

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

NOTICE OF NONSTATUTORY STOCK OPTION

2019 STOCK INCENTIVE PLAN

Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”) grants to the undersigned (the “Participant”) the following nonstatutory stock option to purchase shares (the “Shares”) of the common stock of the Company, par value of $0.0001 per share (the “Common Stock”) pursuant to the Company’s 2019 Stock Incentive Plan (the “Plan”):

Participant:	*[Participant Name]
Total Number of Shares:	*[Number of Shares]
Grant Date:	*[Grant Date]
Exercise Price per Share:	$*[Exercise Price]
Vesting Commencement Date:	*[Vesting Date]
Vesting Schedule:

*[Describe Vesting Schedule – for example: “25% of the Total Number of Shares shall vest and become exercisable on the 1 year anniversary of the Vesting Commencement Date and 1/48 of the Total Number of Shares shall vest and become exercisable on the corresponding day of each month thereafter, or on the last day of each month, to the extent each month thereafter does not have the corresponding day, until all of the Shares have vested on the fourth anniversary of the Vesting Commencement Date, subject to Participant continuing to be a Service Provider through each such date.”]

*[In addition, this option may vest and become exercisable on an accelerated basis under Section 2 of the Nonstatutory Stock Option Agreement.]

Final Exercise Date:	*[Expiration Date]. This option may expire earlier pursuant to Section 3 of the Nonstatutory Stock Option Agreement if the Participant’s relationship with the Company is terminated, or pursuant to Section 8 of the Plan.

This nonstatutory stock option is granted under and governed by the terms and conditions of the Plan and the accompanying Nonstatutory Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this nonstatutory stock option, acknowledges receipt of a copy of the Plan and the Nonstatutory Stock Option Agreement, and agrees to the terms thereof.

[PARTICIPANT NAME]:	ELEVATION ONCOLOGY, INC.:

By:
(Signature)
Name:

Address:	Title:

Date:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

NONSTATUTORY STOCK OPTION AGREEMENT
Granted Under 2019 Stock Incentive Plan

1.	Grant of Option.

This Nonstatutory Stock Option Agreement (the “Agreement”) evidences the grant by Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”), on the Grant Date to the Participant, a[n] *[employee/officer/director/consultant/advisor] of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares of Common Stock at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Nonstatutory Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2.	Vesting Schedule.

This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. [In addition, the Option may vest and become exercisable on an accelerated basis as follows:

*[Insert any applicable acceleration provisions.]

*[If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company without Cause (as defined in Section 3(e) below), then, immediately upon the effective date of such termination, this Option shall become exercisable as to [partial acceleration: that portion of the Total Number of Shares that otherwise would have vested during the *[___] month period following the effective date of such termination, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.] OR [full acceleration: 100% of the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.]

[Single Trigger] *[Immediately prior to the effective date of a Change in Control, this Option shall vest and become exercisable as to [partial acceleration: that portion of the Total Number of Shares that otherwise would have vested during the *[___] month period following the effective date of such Change in Control, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.] OR [full acceleration: 100% of the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.]

[Double Trigger] *[If (a) upon the consummation of a Change in Control this Option is assumed, or a substantially equivalent award is substituted, by the acquiring or succeeding corporation (in accordance with Section 8(b)(2)(i) of the Plan) and (b) within *[12] months following such Change in Control the Participant’s status as a Service Provider is terminated by the acquiring or succeeding corporation without Cause (as defined in Section 3(e) below), then, immediately upon the effective date of such termination, this Option shall vest and become exercisable as to [partial acceleration: that portion of the Total Number of Shares that otherwise would have vested during the *[___] month period following the effective date of such termination, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.] OR [full acceleration: 100% of the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.]

3.	Exercise of Option.

(a)         Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b)         Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, a Service Provider to or of the Company or any subsidiary of the Company as defined in Section 424(f) of the Code (an “Eligible Participant”).

(c)         Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d)         Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant and the Company has not terminated such relationship for “Cause” (as defined below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

(e)         Termination for Cause. If, prior to the Final Exercise Date, the Participant’s status as a Service Provider is terminated by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such termination. If the Participant is party to an agreement with the Company that contains an applicable definition of “cause”, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform the Participant’s responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation or termination other than for Cause, that discharge for Cause was warranted.

4.	Restrictions on Transfer; Rights of First Refusal and Stockholder Agreements.

(a)          Bylaws. The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, all restrictions on transfer and rights of first refusal described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

(b)          Legend. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer and/or voting of the Company securities):

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company, a copy of which is on file in, and may be examined at, the principal office of the Company.”

(c)           Stockholder Agreements. The Participant acknowledges and agrees that the Company may condition the issuance of the Shares upon the Participant joining and becoming a party to such stockholder agreements, which may impose certain contractual rights and obligations on the Shares, as may be entered into from time to time by and among the Company and certain holders of the Company’s capital stock.

5.	Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to 15 days if the Company issues or proposes to issue an earnings or other public release within 15 days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of this Option or Shares pursuant to this Agreement shall be bound by this Section 5.

6.	Tax Matters.

(a)       Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding or other taxes required by law to be withheld in respect of this Option.

(b)       Code Section 409A. The Exercise Price is intended to be not less than the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional 20% tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

7.            Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

8.             Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

9              Entire Agreement; Governing Law. The Plan and the Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflict of law provisions.

10.          Amendment. Except as set forth in Section 6(b), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

11.           No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

* * * * * * * * * * *

Exhibit A

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

NOTICE OF NONSTATUTORY STOCK OPTION EXERCISE

2019 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded a nonstatutory stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”), pursuant to the Company’s 2019 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:

Name:	Grant Date:

Address:	Exercise Price Per
	Share:	$____________________

Taxpayer	Total Shares Covered
ID #:	by Option:

EXERCISE INFORMATION:

Number of Shares Being Purchased:	______________________

Aggregate Exercise Price:	$____________________

Form of Payment (check all that apply):	☐ Check for $_________ made payable to “Elevation Oncology, Inc.” ☐ Cash in the amount of $_________

Please register the Shares in my name as follows:
(Print name as it is to appear on stock certificate)

REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT:

The Participant hereby represents and warrants to the Company that, as of the date hereof:

9.             I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

10.           I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

11.           I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

12.           I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

13.           I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, including the Notice of Nonstatutory Stock Option and related Nonstatutory Stock Option Agreement.

14.           I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Shares at this time. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

15.           I acknowledge that the Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Nonstatutory Stock Option and related Nonstatutory Stock Option Agreement.

16.           I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months or one year (depending on whether the Company is subject to the reporting obligations of the Securities Exchange Act of 1934, as amended) and even then will not be available unless applicable terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(Print Participant Name)

(Signature)

Date:

EXHIBIT C

Restricted Stock Purchase Agreement

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

SUMMARY OF RESTRICTED STOCK PURCHASE

2019 STOCK INCENTIVE PLAN

Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”) hereby issues and sells to the undersigned (the “Participant”), and the Participant hereby purchases from the Company, shares (the “Shares”) of the common stock of the Company, par value of $0.0001 per share (the “Common Stock”), pursuant to the Company’s 2019 Stock Incentive Plan (the “Plan”):

Participant:	*[Participant Name]
Total Number of Shares:	*[Number of Shares]
Purchase Date:	*[Purchase Date]
Purchase Price per Share:	$*[Purchase Price]
Vesting Commencement Date:	*[Vesting Date]
Vesting Schedule:

*[Describe Vesting Schedule – for example: “The Company’s Right of Repurchase shall lapse with respect to 25% of the Total Number of Shares on the 1 year anniversary of the Vesting Commencement Date and with respect to an additional 1/48 of the Total Number of Shares on the corresponding day of each month thereafter, or on the last day of each month, to the extent each month thereafter does not have the corresponding day, until all of the Shares have been released on the fourth anniversary of the Vesting Commencement Date, subject to Participant continuing to be a Service Provider through each such date.”]

*[In addition, the Right of Repurchase shall lapse on an accelerated basis under Section 2 of the Restricted Stock Purchase Agreement.]

This restricted stock purchase is governed by the terms and conditions of the Plan and the Restricted Stock Purchase Agreement, both of which are incorporated herein by reference. By signing below, the Participant acknowledges receipt of a copy of the Plan and the Restricted Stock Purchase Agreement, and purchases the Shares on the terms set forth herein and therein.

*[PARTICIPANT NAME]:	ELEVATION ONCOLOGY, INC.:

By:
(Signature)
Name:

Address:	Title:

Date:

SHARES PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

RESTRICTED STOCK PURCHASE AGREEMENT
2019 STOCK INCENTIVE PLAN

1.             Purchase of Shares. The Company hereby issues and sells to the Participant, and the Participant hereby purchases from the Company, subject to the terms and conditions set forth in this Agreement and in the Plan, the Total Number of Shares at a price per share equal to the Purchase Price per Share, all as defined and set forth in the accompanying Summary of Restricted Stock Purchase. The aggregate purchase price for the Shares shall be paid by the Participant by a check payable to the order of the Company or such other method as may be acceptable to the Company.

2.             Right of Repurchase. The Participant shall vest in, and the Company shall have a right of repurchase with respect to, the Shares (the “Right of Repurchase”), which such Right of Repurchase shall lapse according to the Vesting Schedule set forth in the accompanying Summary of Restricted Stock Purchase. [In addition, the Right of Repurchase shall lapse on an accelerated basis as follows:

*[Insert any applicable acceleration provisions, such as one of the following examples:]

*[If the Participant’s status as a Service Provider is terminated by the Company without Cause (as defined below), then, immediately upon the effective date of such termination, the Right of Repurchase shall lapse as to [partial acceleration: that portion of the Total Number of Shares that would have vested during the *[___] month period following the effective date of such termination.] OR [full acceleration: 100% of the Total Number of Shares.]

[Single Trigger] *[Upon the consummation of a Change in Control the Right of Repurchase shall lapse as to [partial acceleration: that portion of the Total Number of Shares that would have vested during the *[___] month period following the effective date of such Change in Control.] OR [full acceleration: 100% of the Total Number of Shares.]

[Double Trigger] *[If within *[12] months following a Change in Control the Participant’s status as a Service Provider is terminated by the acquiring or succeeding corporation without Cause (as defined below), then, immediately upon the effective date of such termination, the Right of Repurchase shall lapse as to [partial acceleration: that portion of the Total Number of Shares that would have vested during the *[___] month period following the effective date of such termination.] OR [full acceleration: 100% of the Total Number of Shares.]

3.	Exercise of Right of Repurchase and Closing.

(a)                In the event the Participant ceases to be a Service Provider for any reason (other than Cause, as defined below) or no reason, including, without limitation, by reason of Participant’s death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company shall, upon the date of such termination (as reasonably fixed by the Company), have an irrevocable, exclusive right to purchase some or all of the Shares which have not yet vested and been released from the Right of Repurchase, at a price per share equal to the lesser of (x) the fair market value of the shares at the time the Right of Repurchase is exercised, as determined by the Company’s board of directors and (y) the Purchase Price (the “Repurchase Price”). If, prior to the date on which the Shares are fully vested pursuant to the Vesting Schedule or any applicable vesting acceleration provision, (i) the Participant violates the non-competition, confidentiality or other provisions of any employment agreement, confidentiality, inventions and/or nondisclosure agreement, or other agreement between the Participant and the Company or (ii) the Participant’s status as a Service Provider is terminated by the Company for Cause (as defined below), the Company’s Right of Repurchase shall apply to the Total Number of Shares, and the Company shall have an irrevocable, exclusive right to purchase some or all of the Total Number of Shares, at the Repurchase Price. The number of Shares as to which the Right of Repurchase applies, as set forth in the preceding two sentences, shall be referred to herein as the “Repurchase Shares.”

(b)          The Company may exercise the Right of Repurchase as to any or all of the Repurchase Shares at any time following the Participant’s termination; provided, however, that without requirement of further action on the part of either party hereto, the Company’s Right of Repurchase shall be deemed to have been automatically exercised as to all Repurchase Shares at 5:00 p.m. EDT on the date that is 90 days following the date of the Participant’s termination, unless the Company declines in writing to exercise the Right of Repurchase prior to such time.

(c)          If the Company decides not to exercise the Right of Repurchase, it shall so notify the Participant within 90 days of the Participant’s termination. If the Company decides to exercise its Right of Repurchase, the Company shall deliver payment (if any) to the Participant, with a copy to the Escrow Agent (as defined in Section 6 hereof), by any of the following methods, in the Company’s sole discretion: (i) delivering to the Participant or the Participant’s executor a check in the amount of the aggregate Repurchase Price; (ii) canceling an amount of the Participant’s indebtedness to the Company equal to the aggregate Repurchase Price; or (iii) any combination of (i) and (ii) such that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Repurchase Shares being repurchased and all related rights and interests therein, and the Company shall have the right to retain and transfer to its own name the number of Repurchase Shares being repurchased by the Company. In the event that Participant’s continuous status as a Service Provider terminates, and the Company neither notifies the Participant within 90 days thereafter of the Company’s decision not to exercise the Right of Repurchase, nor delivers payment of the Repurchase Price to the Participant within 90 days thereafter, then the sole remedy of the Participant thereafter shall be to receive the applicable Repurchase Price determined as set forth above from the Company in the manner set forth above, and in no case shall the Participant have any claim of ownership as to any of the Repurchase Shares.

(d)          The Company in its sole discretion may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Right of Repurchase to purchase all or a part of the Repurchase Shares.

(e)          The Company or its assignee must notify the Participant that it does not elect to exercise the Right of Repurchase conferred above by giving the requisite written notice within 90 days following Participant’s termination as a Service Provider to the Company. If the Company or its assignee gives such requisite notice, the Repurchase Option shall terminate.

(f)           In the event that the Right of Repurchase is exercised, whether automatically in the manner provided for above or pursuant to written notice, then upon and following such exercise, the only remaining right of the Participant under this Agreement shall be the right to receive the applicable Repurchase Price, and the Participant have no right whatsoever to receive the Repurchase Shares. In the event that the Company’s Right of Repurchase is terminated pursuant to clause (e) above, then upon and following such termination, the only remaining right of the Participant under this Agreement shall be the right to receive the Repurchase Shares, and the Participant shall have no right whatsoever to receive the Repurchase Price.

(g)          For purposes hereof, if the Participant is party to an agreement with the Company that contains an applicable definition of “cause”, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform the Participant’s responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation or termination other than for Cause, that discharge for Cause was warranted.

4.	Restrictions on Transfer; Rights of First Refusal and Stockholder Agreements~~.~~

(a)           The Participant acknowledges and agrees that the Shares are subject to the provisions of the Company’s Bylaws, as amended from time to time (the “Bylaws”), including without limitation, all restrictions on transfer and rights of first refusal described in the Bylaws. The Participant may inspect the Bylaws at the Company’s principal office.

(b)           Legends. Any certificate representing Shares shall bear legends substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer and/or voting of the Company securities):

“The securities represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a restricted stock agreement between the Company and the registered owner of these shares (or such owner’s predecessor in interest), and such restricted stock agreement is available for inspection without charge at the principal office of the Company.”

“The securities represented by this certificate, and the transfer thereof, are subject to the restriction on transfer provisions of the Bylaws of the Company, a copy of which is on file in, and may be examined at, the principal office of the Company”

(c)           Stockholder Agreements. The Participant acknowledges and agrees that upon the request of the Company, the Participant shall join and become a party to such stockholder agreements, which may impose certain contractual rights and obligations on the Shares, as may be entered into from time to time by and among the Company and the holders of the Company’s capital stock.

5.            Agreement in Connection with Public Offering. The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”): (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, which period may be extended upon the request of the underwriters for an additional period of up to 15 days if the Company issues or proposes to issue an earnings or other public release within 15 days of the expiration of the 180-day lockup period, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters of such offering which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested, by the Company or the underwriters of such offering, the Participant shall provide, within 10 days of such request, such information as may be required by the Company or such underwriters in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefits plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of the applicable period. Participant agrees that any transferee of the Shares pursuant to this Agreement shall be bound by this Section 5.

6.            Escrow. The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder (the “Escrow Agent”). The Participant shall deliver to the Escrow Agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to the Escrow Agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by the Escrow Agent pursuant to the terms of the Joint Escrow Instructions.

7.	Provisions of the Plan.

(a)          This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

(b)          As provided in the Plan, upon the occurrence of a Change in Control, the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Shares were converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the Shares under this Agreement. If, in connection with a Change in Control, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Shares is to be deferred, contingent or placed into escrow to secure indemnification or for other reasons, the mix between the vested and unvested portion of such cash, securities and/or other property that is deferred, contingent or placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to deferral, contingence or escrow.

8.	Investment Representations. The Participant represents, warrants and covenants as follows:

(a)           The Participant is purchasing the Shares for the Participant’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)          The Participant has had such opportunity as the Participant deems adequate to obtain from representatives of the Company such information as is necessary to permit the Participant to evaluate the merits and risks of the Participant’s investment in the Company.

(c)          The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d)          The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e)          The Participant acknowledges that the Participant is acquiring the Shares subject to all other terms of the Plan and this Agreement, including the related Summary of Restricted Stock Purchase

(f)          The Participant acknowledges that the Company has encouraged the Participant to consult the Participant’s own adviser to determine the tax consequences of acquiring the Shares at this time.

(g)          The Participant acknowledges that the Shares shall be subject to the Company’s Right of Repurchase, right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the related Summary of Restricted Stock Purchase and this Agreement.

(h)       The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months or one year (depending on whether the Company is subject to the reporting obligations of the Securities Exchange Act of 1934, as amended) and even then will not be available unless applicable terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

9.	Withholding Taxes; Section 83(b) Election.

(a)           The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Repurchase Option.

(b)           The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that as a condition to the issuance of the Shares, Participant shall be required to file an election under Section 83(b) of the Internal Revenue Code of 1986 with the I.R.S. within 30 days from the date of this Agreement; if such election is not filed on a timely basis, the Company shall declare this Agreement, and the offer to issue the Shares, void. In such event, the Company shall return the full amount of the Purchase Price previously paid to the Participant. The Company shall not issue a stock certificate with respect to the Shares unless and until the 83(b) election has been timely filed.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY THE PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

10.	Miscellaneous.

(a)           No Rights to Continued Service. The Participant acknowledges and agrees that the vesting of the Shares is earned only by continuing service as a Service Provider at the will of the Company (not through the act of being hired or purchasing shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b)           Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)           Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d)           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

(e)           Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 10(e).

(f)            Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g)           Entire Agreement; Governing Law. The Plan and the Bylaws are incorporated herein by reference. This Agreement, the Plan, and the Bylaws constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and this Agreement may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement shall be governed by and construed in accordance with the laws of Delaware without reference to conflict of law provisions.

(h)           Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(i)            Participant’s Acknowledgments. The Participant acknowledges that the Participant: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Hutchison PLLC, is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

[Remainder of Page Intentionally Left Blank]

Exhibit A

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

Joint Escrow Instructions

Corporate Secretary
Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.)

Dear Madam or Sir:

As Escrow Agent for Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”), and its successors in interest under the Restricted Stock Purchase Agreement, and related Summary of Restricted Stock Purchase, each of even date herewith (the “Agreement”), to which a copy of these Joint Escrow Instructions is attached, and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

1.             Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing the Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2.	Closing of Repurchase.

(a)           Upon any repurchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the number of Shares to be repurchased, the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the “Closing”) at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

(b)           At the Closing, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver the same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being repurchased pursuant to the Agreement.

3.             Withdrawal. The Holder shall have the right to withdraw from this escrow any of the Shares as to which the Right of Repurchase (as defined in the Agreement) has terminated or expired.

4.             Duties of Escrow Agent.

(a)           Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(b)          You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(c)          You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(d)          You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

(e)          You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

(f)           Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g)          If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(h)          It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(i)           These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

(j)           The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5.             Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: President
HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.
ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.
6.	Miscellaneous.

(a)           By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b)           This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

ELEVATION ONCOLOGY, INC.:	HOLDER:

By:	By:

Name:	Name:

Title:	Address:

ESCROW AGENT:

By:

Name:

Exhibit B

Elevation Oncology, Inc.

(f/k/a 14ner Oncology, Inc.)

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I hereby sell, assign and transfer ________________ shares of common stock, par value of $0.0001 per share, of Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”) standing in my name on the books of the Company represented by Certificate(s) Number __________ herewith, to ________________________________ and do hereby irrevocably constitute and appoint Hutchison PLLC to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: ____________________

HOLDER:

(Signature)

(Print Name)

IF YOU WISH TO MAKE A SECTION 83(b) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

the form for making this section 83(b) election is attached to this agreement as Exhibit C.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (and not the Company or any of its agents) shall be solely responsible for filing such form WITH THE IRS, even if YOU request the company or its agents to make this filing on YOUR behalf and even if the company or its agents have previously made this filing on YOUR Behalf.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

Exhibit C

IRC SECTION 83(B) ELECTION

The undersigned taxpayer hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the 201__ taxable year the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, and supplies herewith the following information in compliance with the Treasury regulations promulgated under Section 83(b):

1.	The undersigned’s name, address and taxpayer identification (social security) number are:

Name:

Address:

Social Security Number:

2.	The property with respect to which the election is made consists of *[No. of Shares] shares of common stock, par value of $0.0001 per share, of Elevation Oncology, Inc. (f/k/a 14ner Oncology, Inc.), a Delaware corporation (the “Company”).

3.	The effective date on which the shares were transferred to the undersigned was*[Date], the date of the imposition on the shares of restrictions constituting a substantial risk of forfeiture was *[Date], and the taxable year to which this election relates is the year ending *[Date].

4.	The Company has a right of first refusal with respect to any proposed transfer of the shares. If the taxpayer’s employment with the Company is terminated, the taxpayer must sell any unvested shares back to the Company at a purchase price of $*[ ] per share.

5.	The fair market value of the shares at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $*[ ] per share.

6.	The amount paid for the shares by the undersigned is $*[ ] per share.

7.	A copy of this election has been furnished to the Company.

Date:	By:

Print Name